  STRATTON
  SMALL-CAP
  YIELD FUND
--------------------------------------------------------------------------------


  SSCY

--------------------------------------------------------------------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996

FUND HIGHLIGHTS

                                 December 31,  September 30,
                                     1996           1996
                                  -----------    -----------
    Total Net Assets...........   $21,691,076    $20,435,759
    Net Asset Value Per Share..   $     33.58    $     32.76
    Shares Outstanding.........       645,878        623,891
    Number of Shareholders.....           874            893
    Average Size Account.......   $    24,818    $    22,884


--------------------------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 1996

Major Purchases                      Major Sales
A.O. Smith Corp.                     Coca-Cola Bottling Co. Consolidated/(2)/
International Multifoods Corp.       First Union Corp./(2)/
Inter-Regional Financial
     Group, Inc.                     Interchange Financial Services
                                         Corp./(2)/
Marc, Inc.                           Jackpot Enterprises, Inc./(2)/
Mississippi Chemical Corp./(1)/      Lukens, Inc./(2)/
Quanex Corp./(1)/                    MacNeal-Schwendler Corp./(2)/
Republic Group, Inc.                 Ryland Group, Inc./(2)/
Sterling Bancorp (NY)/(1)/           Schweitzer-Mauduit International, Inc./(2)/
Tasty Baking Co./(1)/
TB Wood's Corp./(1)/

/(1)/ New Holdings                   /(2)/ Eliminations

Ten Largest Holdings December 31, 1996

                                          Market    Percent
                                          Value      of TNA
                                        ----------  --------
A.O. Smith Corp.......................  $  746,875      3.4%
K2, Inc...............................     687,500      3.2
Kysor Industrial Corp.................     652,500      3.0
American Business Products, Inc.......     628,125      2.9
Mississippi Chemical Corp.............     600,000      2.8
Inter-Regional Financial Group, Inc...     599,250      2.8
Sturm, Ruger & Co., Inc...............     581,250      2.7
Technitrol, Inc.......................     575,625      2.6
True North Communications, Inc........     546,875      2.5
Donegal Group, Inc....................     512,500      2.4
                                        ----------     ----
                                        $6,130,500     28.3%
                                        ==========     ====

DEAR SHAREHOLDER:

Your Fund completed its third fiscal quarter on December 31, 1996 ending with a net asset value of $33.58. Total net assets have grown to $21,691,076. Our number of shareholder accounts totaled 874 at quarter-end with an average account size of $24,818. Shareholders should note that the Fund changed to a calendar fiscal year as of December 31, 1996.

We remain invested in a diversified list of holdings across 10 different industries. Your portfolio is comprised of small companies all of which were under $500 million in market value at the time of purchase. The average market capitalization of the stocks in the portfolio is approximately $350 million. Our portfolio turnover for the nine months ended December 31, 1996 was 35.86% and we ended the year with 57 stocks in the Fund.

At the end of the quarter the portfolio was 93% invested with the remaining cash reserves held in commercial paper. Our industry mix has shifted slightly since last quarter with Industrial companies now our largest industry group at 21%. We added to the industrial and consumer sectors of the portfolio as we became more optimistic about the economic outlook. Banking is still 19% of assets while Consumer Products now comprise almost 16% of the portfolio. Business Services and Technology are the next largest at 11% and 9%, respectively. We hold 7% in REIT's which performed very well in the quarter while providing an above average income level.

Performance for the quarter at 9.0% was significantly higher than the 5.1% return of the Russell 2000. Industrial stocks were exceptionally strong with above market performances also coming from small banks and REIT's. The Nasdaq and Dow Jones Industrial Indices continue to hit new highs. This reflects the large money flows into liquid large capitalization names. While the stock market appears overvalued by many fundamental measures, we still find relative values in many small-cap dividend paying companies. These dividends should provide a cushion in the event of a market correction.

Economic growth in the fourth quarter was a robust 4.7% as measured by Gross Domestic Product. The Federal Reserve Board's inaction on February 5 confirms our low inflation outlook. We expect growth to moderate to the 1.5-3% range during the first six months of 1997 as indicated by January's slower manufacturing activity. Your portfolio is invested to maximize total return to the shareholder and your Fund's conservative level of dividend payout is the result of our current industry allocation.

Your Fund's Directors declared the third quarterly dividend at the rate of $2.05 per share, comprised of $0.22 of income and $1.83 of capital gains. The dividend was payable on December 23 to stockholders of record as of December 13, 1996. We appreciate the support of all of our existing shareholders and welcome our new shareholders to the Fund. As a 100% No-Load Fund, your referrals are crucial in building assets and thereby lowering expense ratios. Should you have any questions regarding your Fund you may contact us at 1-800-578-8261.

                                Sincerely yours,



     James W. Stratton                            Frank H. Reichel, III
          Chairman                                       President

February 5, 1997

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              STRATTON SMALL-CAP YIELD FUND AND THE RUSSELL 2000
               PERFORMANCE SINCE INCEPTION (4/12/93 - 12/31/96)

            [GRAPH OF STRATTON  SMALL-CAP YIELD FUND APPEARS HERE]

                      Average Annual Total Return
                        1 Year  Since Inception
                          14.96%    12.12%

            SSCY      RUSS 2000
     4/12/93  $10,000   $10,000
     6/30/93  $10,132   $10,454
     9/30/93  $10,850   $11,368
    12/31/93  $10,754   $11,663
     3/31/94  $10,534   $11,352
     6/30/94  $10,529   $10,908
     9/30/94  $10,749   $11,666
    12/31/94  $10,464   $11,450
     3/31/95  $10,754   $11,978
     6/30/95  $11,465   $13,101
     9/30/95  $12,587   $14,395
    12/31/95  $13,318   $14,707
     3/31/96  $13,569   $15,458
     6/30/96  $13,870   $16,231
     9/30/96  $14,049   $16,286
    12/31/96  $15,311   $17,133



DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Small-Cap Yield Fund's investment philosophy is to achieve both dividend income and capital appreciation. The Fund seeks to achieve its objective by investing in dividend-paying small-cap common stocks. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund will invest at least 65% of its assets in small-cap companies. The Fund may not invest more than 25% in any one industry.

From an overall equity universe of 5,000 companies, using a computer, Stratton Management screens down to about 300 companies by selecting stocks which possess a greater than average dividend yield and a market capitalization of less than $500 million. Our second screen then reduces that universe to approximately 80 stocks by measuring additional security characteristics such as earnings momentum and relative valuation. The portfolio contains approximately sixty companies that meet these criteria. Fundamental security analysis is applied to those companies on a continuing basis. The final decision to buy or sell stocks for the portfolio of Stratton Small-Cap Yield is made by Frank H. Reichel, III and James W. Stratton.

The volatility of the portfolio, as measured by the Standard Deviation and/or Beta of the stocks, is considerably below that of the average small-cap fund. By combining above average dividend yields and lower than average price/earnings ratios, the Fund tries to produce good performance in up markets and strong relative performance in down markets.

For the Fund's fourth fiscal year, performance was slightly below that of the Frank Russell 2000 Index (14.96% vs. 16.49%). We are proud of our performance given our strict value approach in a seemingly endless bull market. Our industrial stocks were up over 36% and our banks as a group returned over 32%. Conditions relating to the Fund's performance for the past quarter and our outlook for the next twelve months are presented in the President's letter on page 2.

SCHEDULE OF INVESTMENTS                                DECEMBER 31, 1996

                                                                         Market
Number of                                                                Value
 Shares                            Security                             (Note 1)
---------                          --------                            ----------
            COMMON STOCKS - 93.1%

            Banking - 19.3%
  2,000     Affiliated Community Bancorp ..........................  $     42,750
  7,500     American Bank of Connecticut ..........................       210,000
 10,000     Bankers Corp. (Perth Amboy, NJ) .......................       201,250
  4,000     CCB Financial Corp. ...................................       273,000
  8,000     Centura Banks, Inc. (NC) ..............................       357,000
  7,000     Colonial BancGroup, Inc. ..............................       280,000
 12,000     Commerce Bancorp, Inc. (NJ) ...........................       396,000
  9,900     Eagle Financial Corp. .................................       301,950
 20,000     First Essex Bancorp, Inc. .............................       262,500
  9,000     First Financial Holdings, Inc. ........................       202,500
  4,500     Firstbank of Illinois Co. .............................       156,375
 13,000     Medford Savings Bank ..................................       334,750
 20,000     Portsmouth Bank Shares, Inc. ..........................       280,000
 10,000     Reliance Bancorp, Inc. ................................       195,000
  6,000     Sterling Bancorp (NY) .................................        88,500
  9,000     United Carolina Bancshares Corp. ......................       355,500
  7,000     Vermont Financial Services Corp. ......................       248,500
                                                                       ----------
                                                                        4,185,575
                                                                       ----------

            Business Services - 11.2%
 25,000     American Business Products, Inc. ......................       628,125
 17,000     Inter-Regional Financial Group, Inc. ..................       599,250
 20,000     Marc, Inc. ............................................       437,500
 15,000     PMC Capital, Inc. .....................................       210,000
 25,000     True North Communications, Inc. .......................       546,875
                                                                       ----------
                                                                        2,421,750
                                                                       ----------

            Consumer Durables - 8.4%
 25,000     K2, Inc. ..............................................       687,500
 30,000     Sturm, Ruger & Co., Inc. ..............................       581,250
 27,000     TB Wood's Corp. .......................................       290,250
 35,000     Winnebago Industries, Inc. ............................       253,750
                                                                       ----------
                                                                        1,812,750
                                                                       ----------


                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                                DECEMBER 31, 1996

                                                                         Market
Number of                                                                Value
 Shares                            Security                             (Note 1)
---------                          --------                            ----------
            COMMON STOCKS - 93.1% (continued)

            Consumer Non-Durables - 7.1%
 25,000     International Multifoods Corp. ........................  $    453,125
 25,000     Riviana Foods, Inc. (DE) ..............................       431,250
 20,000     Tasty Baking Co. ......................................       275,000
  6,000     Velcro Industries, N.V. ...............................       375,000
                                                                     ------------
                                                                        1,534,375
                                                                     ------------

            Chemical - 2.8%
 25,000     Mississippi Chemical Corp. ............................       600,000
                                                                     ------------

            Industrial - 20.7%
 25,000     A.O. Smith Corp. ......................................       746,875
 12,000     Carpenter Technology Corp. ............................       439,500
 10,000     Cleveland-Cliffs, Inc. ................................       453,750
 30,000     Excel Industries, Inc. ................................       498,750
 25,000     Kuhlman Corp. .........................................       484,375
 20,000     Kysor Industrial Corp. ................................       652,500
 15,000     Quanex Corp. ..........................................       410,625
 20,000     Republic Group, Inc. ..................................       312,500
 30,000     Roanoke Electric Steel Corp. ..........................       502,500
                                                                     ------------
                                                                        4,501,375
                                                                     ------------

            Insurance/Services - 7.3%
 15,000     Acordia, Inc. .........................................       435,000
 25,000     Donegal Group, Inc. ...................................       512,500
 12,500     Selective Insurance Group, Inc. .......................       475,000
  6,000     Washington National Corp. .............................       165,000
                                                                     ------------
                                                                        1,587,500
                                                                     ------------

            Real Estate - 6.7%
  2,500     Brandywine Realty Trust ...............................        48,750
  8,000     Camden Property Trust .................................       229,000
  8,000     Colonial Properties Trust .............................       243,000
 20,000     Innkeepers USA Trust ..................................       277,500
  9,000     Merry Land & Investment Co., Inc. .....................       193,500
  9,000     ROC Communities, Inc. .................................       249,750
  7,000     Sovran Self Storage, Inc. .............................       218,750
                                                                     ------------
                                                                        1,460,250
                                                                     ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                                DECEMBER 31, 1996

                                                                         Market
Number of                                                                Value
 Shares                            Security                             (Note 1)
---------                          --------                            ----------
            COMMON STOCKS - 93.1% (continued)

            Technology - 8.6%
 14,500     Boston Acoustics, Inc. ................................  $    259,187
 15,000     Helix Technology Corp. ................................       435,000
 12,000     Kaman Corp. Class A ...................................       156,000
  9,000     Shared Medical Systems Corp. ..........................       443,250
 15,000     Technitrol, Inc. ......................................       575,625
                                                                     ------------
                                                                        1,869,062
                                                                     ------------

            Utilities - 1.0%
  6,000     WICOR, Inc. ...........................................       215,250
                                                                     ------------

            Total Common Stocks (cost $15,655,098).................    20,187,887
                                                                     ------------


Principal
 Amount
---------
            SHORT-TERM NOTES - 6.2%

$680,000    American Express Credit Corp. 5.46% due 01/02/97.......       680,000
$680,000    General Motors Acceptance Corp. 5.82% due 01/07/97.....       680,000
                                                                     ------------

            Total Short-Term Notes (cost $1,360,000)...............     1,360,000
                                                                     ------------

            Total Investments - 99.3% (cost $17,015,098)*..........    21,547,887

            Cash and Other Assets, Less Liabilities - 0.7%.........       143,189
                                                                     ------------

            NET ASSETS - 100.0%....................................  $ 21,691,076
                                                                     ------------

*  Aggregate cost for federal income tax purposes is $17,015,098; and net unrealized appreciation is as follows:

            Gross unrealized appreciation..........................  $  4,715,514
            Gross unrealized depreciation..........................      (182,725)
                                                                     ------------
            Net unrealized appreciation............................  $  4,532,789
                                                                     ============



                See accompanying notes to financial statements.

                   STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996

ASSETS
   Investments in securities at market value (identified cost $17,015,098) (Note 1)...  $21,547,887
   Cash...............................................................................       86,946
   Dividends and interest receivable..................................................       69,460
   Receivable for capital stock sold..................................................        5,240
                                                                                       ------------
       Total Assets...................................................................   21,709,533
                                                                                       ------------

LIABILITIES
   Accrued expenses...................................................................       18,457
                                                                                       ------------
       Total Liabilities..............................................................       18,457
                                                                                       ------------

NET ASSETS
   Applicable to 645,878 shares; $0.001 par value; 1,000,000,000 shares authorized ...  $21,691,076
                                                                                       ============

   Net asset value, offering and redemption price per share
      ($21,691,076 / 645,878 shares)..................................................  $     33.58
                                                                                       ============

SOURCE OF NET ASSETS
   Paid-in capital....................................................................  $16,858,903
   Accumulated net realized gain on investments.......................................      299,384
   Net unrealized appreciation of investments.........................................    4,532,789
                                                                                       ------------
       Net Assets.....................................................................  $21,691,076
                                                                                       ============

                                STATEMENT OF OPERATIONS
                            9 Months Ended December 31, 1996

INCOME
  Dividends...........................................................................  $   451,552
  Interest............................................................................       56,240
                                                                                       ------------
     Total Income.....................................................................      507,792
                                                                                       ------------

EXPENSES
  Advisory fees (Note 2)..............................................................       91,179
  Registration fees (Note 2)..........................................................       25,272
  Shareholder services fees (Note 2)..................................................       16,013
  Accounting/Pricing services fees (Note 2)...........................................       15,000
  Custodian fees (Note 2).............................................................       11,970
  Audit fees..........................................................................       11,500
  Printing and postage fees...........................................................        8,590
  Administrative services fees (Note 2)...............................................        7,500
  Directors' fees.....................................................................        4,159
  Miscellaneous fees..................................................................        2,897
  Taxes other than income taxes.......................................................        1,675
  Legal fees..........................................................................        1,618
                                                                                       ------------
     Total Expenses...................................................................      197,373
                                                                                       ------------
        Net Investment Income.........................................................      310,419
                                                                                       ------------

REALIZED AND UNREALIZED GAIN  ON INVESTMENTS
  Net realized gain on investments....................................................      946,175
  Net increase in unrealized appreciation of investments..............................    1,260,568
                                                                                       ------------
     Net gain on investments..........................................................    2,206,743
                                                                                       ------------
        Net increase in net assets resulting from operations..........................  $ 2,517,162
                                                                                       ============

                See accompanying notes to financial statements.

                           STATEMENT OF CHANGES IN NET ASSETS

                                                                     9 Months
                                                                       Ended      Year Ended
                                                                    December 31,   March 31,
                                                                        1996         1996
                                                                    ------------  ----------
OPERATIONS
Net investment income.............................................     310,419       384,241
Net realized gain on investments..................................     946,175       970,650
Net increase in unrealized appreciation
  of investments..................................................   1,260,568     2,474,521
                                                                    ----------    ----------
      Net increase in net assets resulting from operations........   2,517,162     3,829,412

DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income
     ($0.54 and $0.66 per share, respectively)....................    (333,221)     (382,442)
  Distributions from net realized gains from security
     transactions ($1.83  and $0.00 per share, respectively)......  (1,129,636)            0

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from the net change
     in the number of outstanding shares (a)......................   1,044,806     2,086,829
                                                                    ----------    ----------
      Total Increase in Net Assets................................   2,099,111     5,533,799

NET ASSETS AT THE BEGINNING OF THE PERIOD ......................    19,591,965    14,058,166
                                                                    ----------    ----------

NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment income
     of $0 and $6,437, respectively)..............................  21,691,076    19,591,965
                                                                    ==========    ==========

(a) A summary of capital share transactions follows:

                                     9 Months Ended              Year Ended
                                    December 31, 1996           March 31, 1996
                                   ---------------------    ----------------------
                                   Shares        Value      Shares        Value
                                  -------     ----------   -------     -----------
 Shares issued...................  28,881     $  940,160    91,285     $ 2,692,659
 Shares reinvested from
     net investment income.......  32,327      1,049,304     9,200         277,894
                                  -------     ----------   -------     -----------
                                   61,208      1,989,464   100,485       2,970,553
 Shares redeemed................. (28,629)      (944,658)  (30,395)       (883,724)
                                  -------     ----------   -------     -----------
     Net increase................  32,579     $1,044,806    70,090     $ 2,086,829
                                  =======     ==========   =======     ===========


                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

Note 1. - Significant Accounting Policies - The Stratton Funds, Inc. (the "Company") was organized on January 5, 1993 as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Company offered one investment portfolio, Stratton Small-Cap Yield Fund (the "Fund"). The Fund's investment objective is to achieve both dividend income and capital appreciation. The Fund will seek to achieve this objective through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines. The Fund has changed its fiscal and tax year end from March 31 to December 31, commencing with December 31, 1996. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

     B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

     C. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

     E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                               December 31, 1996

Note 2. - During the nine months ended December 31, 1996, the Fund paid advisory fees aggregating $91,179 to Stratton Management Company, (the "Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays a monthly fee to the Advisor at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee.

The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"). When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 by 5.00%. The performance fee adjustment for the period ended December 31, 1996 caused the advisory fee to decrease by $24,209. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receive compensation from the Fund.

The Fund's Administrator, Accounting Agent and Transfer Agent, FPS Services, Inc. ("FPS"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. FPS received fees of $16,013 for providing shareholder services, $7,500 for certain administrative services and $15,000 for accounting/pricing services during the nine months ended December 31, 1996. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and FPS, the Custodian reallows a portion of its custody fee to FPS for certain services delegated to FPS. The amount is not readily determinable. FPS Broker Services, Inc., a wholly-owned subsidiary of FPS, serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $6,802,017 and $6,959,454, respectively, for the nine months ended December 31, 1996.

                         FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                             9 Months         Year          Year     For the period
                                               Ended         Ended         Ended        04/12/93*
                                              12/31/96      03/31/96      03/31/95    to 03/31/94
                                            ----------     ---------     ---------   --------------

Net Asset Value, Beginning of Period......  $    31.95     $   25.88     $   25.94      $     25.00
                                            ----------     ---------     ---------      -----------
 Income From Investment Operations
------------------------------------------
 Net investment income....................        0.53          0.66          0.57             0.43
 Net gain (loss) on securities
        (both realized and unrealized)....        3.47          6.07         (0.04)            0.91
                                            ----------     ---------     ---------      -----------
   Total from investment operations.......        4.00          6.73          0.53             1.34
                                            ----------     ---------     ---------      -----------
 Less Distributions
------------------------------------------
 Dividends (from net
        investment income)................       (0.54)        (0.66)        (0.59)           (0.40)
 Distributions (from capital gains).......       (1.83)         0.00          0.00             0.00
                                            ----------     ---------     ---------      -----------
   Total distributions....................       (2.37)        (0.66)        (0.59)           (0.40)
                                            ----------     ---------     ---------      -----------

Net Asset Value, End of Period............  $    33.58     $   31.95     $   25.88      $     25.94
                                            ==========     =========     =========      ===========

Total Return..............................       12.84%        26.18%         2.09%            5.51%**

Ratios/Supplemental Data
------------------------------------------
 Net assets, end of period (in 000's).....  $   21,691     $  19,592     $  14,058      $     8,257
 Ratio of expenses to average net assets..        1.29%**       1.46%         2.12%            2.28%**
 Ratio of net investment income
        to average net assets.............        2.03%**       2.28%         2.36%            1.85%**
 Portfolio turnover rate..................       35.86%        33.50%        30.20%           28.60%**
Average commission rate paid..............  $   0.0579           N/A           N/A              N/A

*  Commencement of operations
** Annualized
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Stratton Funds, Inc.

          We have audited the accompanying statement of assets and liabilities of Stratton Small-Cap Yield Fund, a series of The Stratton Funds, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the nine months then ended, the statement of changes in net assets for the nine months then ended and for the year ended March 31, 1996, and the financial highlights for the nine months then ended, for each of the two years ended March 31, 1996 and for the period April 12, 1993, (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Small-Cap Yield Fund as of December 31, 1996, the results of its operations for the nine months then ended, the changes in its net assets for the nine months then ended and for the year ended March 31, 1996, and the financial highlights for the nine months then ended, for each of the two years in the period then ended and for the period April 12, 1993, (commencement of operations) to March 31, 1994, in conformity with generally accepted accounting principles.

Philadelphia, PA
January 13, 1997                             TAIT, WELLER & BAKER

                            SHAREHOLDER INFORMATION

Minimum Investment
------------------

The minimum amount for the initial purchase of shares of Stratton Small-Cap Yield Fund is $500. This minimum amount will remain in effect until the Fund reaches 2,000 shareholders, after which time the minimum amount for initial purchases will be $5,000. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange
------------------

Shares of Stratton Small-Cap Yield Fund may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Growth Fund, Inc. or Stratton Monthly Dividend Shares, Inc., if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Small-Cap Yield Fund reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Growth Fund or Stratton Monthly Dividend Shares should be obtained and read prior to making any such exchange.

Income Dividend and Capital Gains Distributions
-----------------------------------------------

Stratton Small-Cap Yield Fund expects to distribute substantially all of its net investment income quarterly, in March, June, September and December. The Fund intends to distribute all of its net realized capital gains annually.

Systematic Withdrawal Plan
--------------------------

Investors who either own or purchase Stratton Small-Cap Yield Fund shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

Share Price Information
-----------------------

The daily share price of Stratton Small-Cap Yield Fund can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as SmCap or Small Cap Yield. The Fund's stock ticker symbol is STSCX.

Retirement Plans
----------------
Stratton Small-Cap Yield Fund's IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

General Information on SSCY
---------------------------
Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726


Existing Shareholder Account Services
-------------------------------------

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FPS SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephones: 610-239-4600 . 800-441-6580


Investment Portfolio Activities
-------------------------------
Questions regarding Stratton Small-Cap Yield Fund's investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


Additional Purchases Only to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FPS SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797


  This report is authorized for distribution to shareholders and to others who
   have   received a copy of the Prospectus of Stratton Small-Cap Yield Fund.

SSCY STRATTON SMALL-CAP
YIELD FUND


Directors                              Investment Advisor

LYNNE M. CANNON                        STRATTON MANAGEMENT COMPANY
JOHN J. LOMBARD, JR.                   Plymouth Meeting Executive Campus
HENRY A. RENTSCHLER                    610 W. Germantown Pike, Suite 300
MERRITT N. RHOAD, JR.                  Plymouth Meeting, PA 19462-1050
ALEXANDER F. SMITH                     Telephone: 610-941-0255
RICHARD W. STEVENS
JAMES W. STRATTON



Officers                               Transfer Agent and Dividend Paying Agent

JAMES W. STRATTON                      FPS SERVICES, INC.
Chairman                               3200 Horizon Drive, P.O. Box 61503
                                       King of Prussia, PA 19406-0903
FRANK H. REICHEL, III                  Telephones: 610-239-4600 . 800-441-6580
President

JOHN A. AFFLECK
GERARD E. HEFFERNAN
JOANNE E. KUZMA
Vice President

PATRICIA L. SLOAN
Secretary and Treasurer

JAMES A. BEERS                         Independent Accountants
CAROL L. ROYCE
Assistant Secretary                    TAIT, WELLER & BAKER
Assistant Treasurer                    2 Penn Center Plaza, Suite 700
                                       Philadelphia, PA 19102-1707